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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ===================

                                    FORM 8-K

                              ===================

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                               September 30, 1999
                          ____________________________
                Date of report (Date of earliest event reported)

                         ASSISTED LIVING CONCEPTS, INC.
             (exact name of registrant as specified in its charter)


           NEVADA                             1-13498                          93-1148702
   ----------------------------        ----------------------          ------------------------
  (State or other jurisdiction         Commission File Number               (I.R.S. Employer
of incorporation or organization)                                        Identification Number)


          11835 NE Glenn Widing Drive, Bldg E, Portland, OR 97220-9057
       _________________________________________________________________
              (Address of Principal Executive Offices) (Zip Code)

                                 (503) 252-6233
       _________________________________________________________________
              (Registrant's telephone number, including area code)

                                 Not Applicable
       _________________________________________________________________
         (Former name or former address, if changed since last report.)

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ITEM 5.   OTHER EVENTS

          On September 29, 1999, Assisted Living Concepts, Inc. (the "Company") announced that it filed its restated financial statements with the Securities and Exchange Commission ("SEC") for the fiscal years ended December 31, 1996 and 1997 and for the nine months ended September 30, 1998. In addition, the Company also filed with the SEC its financial statements for the fiscal year ended December 31, 1998, the quarter ended March 31, 1999 and the quarter ended June 30, 1999.

          The Company also announced that it will continue to explore strategic alternatives to maximize shareholder value, including a possible strategic business combination, merger or sale of the Company.

          Separately, the Company announced that its 1999 annual meeting of shareholders will be held at 8:00 a.m. on November 16, 1999 at Kingstad Meeting Center 5933 NE Win Sivers Drive, Portland, Oregon. Shareholders of record on October 8, 1999 will be entitled to vote at such meeting.

          A copy of the Company's press release dated September 29, 1999 has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.
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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)  None.

(c) The following documents are furnished as Exhibits to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

             99. Press release dated September 29, 1999 of Assisted Living Concepts, Inc.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ASSISTED LIVING CONCEPTS, INC.



                                      By:      /s/ Sandra Campbell
                                           -----------------------
                                      Name:   Sandra Campbell
                                      Title:  Senior Vice President,
                                              General Counsel and
                                              Secretary


Date: September 30, 1999
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                                 EXHIBIT INDEX


EXHIBIT NO.               DOCUMENT DESCRIPTION

99.              Press release dated September 29, 1999 of Assisted Living
                 Concepts, Inc.